Exhibit 99.1

Seamless Group Inc., A Leading Global Fintech Platform, to Become Publicly Traded Via Combination with INFINT Acquisition Corporation

~ Transaction values Seamless at an enterprise value of $400 million ~

~ Seamless’ state-of-the-art digital ecosystem empowers hundreds of millions of consumers and businesses in over 150 countries ~

~ Seamless Leadership will continue to lead the Newly Combined Company, including public company veteran, Dr. Ronnie Hui as CEO ~

~ Chairman and CEO of INFINT to join Newly Combined Company Board of Directors ~

~ Transaction is expected to provide Seamless with the capital to accelerate mission to become the leading Asia fintech platform providing cross-border digital remittances and cashless payment solutions ~

~ Transaction expected to close by the end of the first quarter of 2023 ~

New York, NY – August 4, 2022 – Seamless Group Inc., a leading global fintech platform (“Seamless”), and INFINT Acquisition Corporation (“INFINT”) (Nasdaq: IFIN, IFIN.WS), a special purpose acquisition company, today announced the signing of a definitive business combination agreement that is expected to result in a newly-combined company (the “Company”) currently known as Seamless, to be rebranded as part of the business combination. Upon closing of the transaction, the Company will continue to be led by Seamless’ CEO, Dr. Ronnie Hui, a 14-year public company veteran with a proven track-record of execution and achievement of value creation and Founder, Alex Kong. The boards of directors of Seamless and INFINT have each unanimously approved the transaction.

Seamless delivers global financial inclusivity for the unbanked and migrant workers in South East Asia. Under the Seamless solutions umbrella are Tranglo, one of Asia’s leading cross-border payment hubs that provides smart services not only for airtime top-ups, but also foreign remittance and business payments, and WalletKu, a fintech application that aims to help Indonesian micro, small and medium enterprises develop digital selling businesses. Seamless enables cross-border digital remittances as well as cashless payment solutions to millions without proper access to mainstream financial services.

Dr. Ronnie Hui, CEO of Seamless, stated, “Today’s announcement is truly an incredible milestone for Seamless Group. This transaction is a step towards broadening our capabilities and reach, enabling the Seamless platform to expand to further depths globally. Currently, our prominent presence in South East Asia is focused in highly populated areas with a large unbanked population which make traditional banking services inefficient and expensive. Our platform enables us to reach these populations, generating continued market opportunity. Though we have experienced great success to-date, we are excited about our further potential, and we believe that we have just begun to scratch the surface in realizing our mission of bringing instantaneous banking to the unbanked by enabling real time, cost efficient cross-border transfers. I am very much looking forward to the partnership with the team at INFINT as we embark on what I believe to be one of the most exciting times in Seamless’ history, to become a vertically integrated fintech group in Asia.”

Mr. Sasha Edgarov, CEO of INFINT, stated, “Upon formation of INFINT Acquisition Corporation, our team has been hard at work focused on finding the best partner and have evaluated a number of potential candidates. Ultimately, we believe that we have found the ideal partner in Seamless Group, a leading global fintech platform. We believe Seamless is uniquely positioned in the remittance market and our commitment to them will further help build upon what is already a growing business and enhance its value proposition over time.”

INFINT raised gross proceeds of approximately $200 million in its initial public offering, including the over-allotment, and was listed on the NYSE on November 19, 2021, with the objective to identify and consummate an initial business combination with a target that can benefit from the investment, operating, and innovating experience of INFINT’s management team and sponsor.

Seamless Investment Highlights:

●	Seamless makes available instantaneous banking and other essential financial services for all consumers, including the estimated 2 billion unbanked population in the world with a current and prominent presence in South East Asia
●	State-of-the-art digital ecosystem empowers hundreds of millions of consumers and businesses in over 150 countries
●	Tangible market opportunity to further expand the platform and presence globally Seamless’ focus is foremost on serving people by giving financial services to those unbanked leveraging both its B2B and B2C platforms, Tranglo and WalletKu:

○	Tranglo

▪	Founded in 2008, the leading Asia Remittance Hub
▪	An increasing global network of more than 150 countries, 2,000 banks/ wallets, 140,000 cash pick up points and 600 mobile operators
▪	Ripple, the leading provider of enterprise blockchain and digital currency solutions for cross-border payments, entered into strategic partnership with Tranglo in 2021 to scale RippleNet and their On-Demand Liquidity (‘ODL’) service
▪	Highly regulated industry with four central bank licenses in Malaysia, Singapore, U.K, and Indonesia
▪	Total Processing Value (Remittances) in 2021 of $3.3 Billion, total revenue of $48.7 Million and $6.5 Million of EBITDA

○	WalletKu

▪	A fintech application aiming to assist Indonesian micro, small and medium enterprises (‘MSMEs’) to develop digital selling businesses
▪	Operating in the strategic cities of Jakarta, Depok, Bogor, Bekasi, Bandung, Smarang, Solo and Yogyakarta

●	Invested in strong financial partnerships that spur growth, optimizing the entire value chain of the company
●	High barriers to entry in emerging markets
●	Increasing pipeline of deals for growth supported by a strong network of strategic partnerships
●	Highly experienced leader CEO, Dr. Ronnie Hui, will continue to lead the newly-combined company
●	Prior to the completion of the business combination, the Company is expected to hire a Chief Financial Officer with U.S. public company experience

The Company’s board is expected to be comprised of five directors, including Eric Weinstein, INFINT’s Chairman, Sasha Edgarov, INFINT’s CEO, Alex Kong, Seamless’ Founder and Chairman, and two additional appointees of Seamless. At least three of the directors will be independent, consistent with the applicable NYSE listing rules.

Transaction Summary

Under the terms of the proposed transaction, Seamless will combine with INFINT and will become a publicly traded entity under a new company name. The transaction values Seamless at an enterprise value at closing of $400 million.

In connection with the transaction, the aggregate consideration to be paid to Seamless’ equity holders will be $400 million of rollover equity. Assuming no redemptions by INFINT existing public shareholders, the Company will have up to $189 million of cash on its balance sheet following the transaction, which is expected to provide financial flexibility and facilitate organic and inorganic growth opportunities.

The transaction will require approval of the shareholders of INFINT and is expected to close by the end of the first quarter of 2023, subject to the satisfaction of customary closing conditions.

Advisors

ARC Group Limited is acting as sole financial and M&A advisor to INFINT. Nelson Mullins Riley & Scarborough LLP is acting as legal counsel to Seamless. Greenberg Traurig, LLP is acting as legal counsel to INFINT.

About Seamless Group

Seamless Group Inc. pioneers a global fintech banking platform for e-wallets, financial institutions and merchants worldwide, delivering frictionless interoperable real-time fund transfers and instant messaging. Our state-of-the-art digital ecosystem empowers billions of smart consumers and businesses to win in over 150 countries.

About INFINT Acquisition Corporation

INFINT Acquisition Corporation is a Special Purpose Acquisition Corporation (SPAC) company on a mission to bring the most promising financial technology company from the North America, Asia, Latin America, Europe and Israel to the U.S. public market. As a result of the pandemic, the world around us is changing rapidly, and in unique, unexpected ways. Thanks to growth and investment in the global digital infrastructure, legal, healthcare, automotive, financial, and other fields are evolving at a faster rate than ever before. We believe that the greatest opportunities in the near future lie in the global fintech space and are looking forward to merging with an exceptional international fintech company.

Additional Information and Where to Find It

This press release relates to the transaction, but does not contain all the information that should be considered concerning the transaction and is not intended to form the basis of any investment decision or any other decision in respect of the transaction. INFINT intends to file with the SEC a registration statement on Form S-4 relating to the transaction that will include a proxy statement of INFINT and a prospectus of INFINT. When available, the definitive proxy statement/prospectus and other relevant materials will be sent to all INFINT shareholders as of a record date to be established for voting on the transaction. INFINT also will file other documents regarding the transaction with the SEC. Before making any voting decision, investors and securities holders of INFINT are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the transaction as they become available because they will contain important information about INFINT, Seamless and the transaction.

Investors and securities holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by INFINT through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by INFINT may be obtained free of charge from INFINT’s website at https://infintspac.com/ or by written request to INFINT at INFINT Acquisition Corporation, 32 Broadway, Suite 401, New York, NY 10004.

Participants in the Solicitation

INFINT and Seamless and their respective directors and officers may be deemed to be participants in the solicitation of proxies from INFINT’s shareholders in connection with the transaction. Information about INFINT’s directors and executive officers and their ownership of INFINT’s securities is set forth in INFINT’s filings with the SEC, including INFINT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 23, 2022. To the extent that such persons’ holdings of INFINT’s securities have changed since the amounts disclosed in INFINT’s Annual Report on Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the names and interests in the transaction of INFINT’s and Seamless’ respective directors and officers and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the transaction between Seamless and INFINT, including statements regarding the benefits of the transaction, the anticipated timing of the completion of the transaction, the services offered by Seamless and the markets in which it operates, the expected total addressable market for the services offered by Seamless, the sufficiency of the net proceeds of the proposed transaction to fund Seamless’ operations and business plan and Seamless’ projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all; (ii) the risk that the transaction may not be completed by INFINT’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by INFINT; (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the business combination agreement by the shareholders of INFINT and Seamless, the satisfaction of the minimum trust account amount following redemptions by INFINT’s public shareholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (vi) the effect of the announcement or pendency of the transaction on Seamless’ business relationships, performance, and business generally; (vii) risks that the transaction disrupts current plans and operations of Seamless as a result; (viii) the outcome of any legal proceedings that may be instituted against Seamless, INFINT or others related to the business combination agreement or the transaction; (ix) the ability to meet New York Stock Exchange listing standards at or following the consummation of the transaction; (x) the ability to recognize the anticipated benefits of the transaction, which may be affected by a variety of factors, including changes in the competitive and highly regulated industries in which Seamless operates, variations in performance across competitors and partners, changes in laws and regulations affecting Seamless’ business and the ability of Seamless and the post-combination company to retain its management and key employees; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the transaction (xii) the risk that Seamless may fail to keep pace with rapid technological developments to provide new and innovative products and services or make substantial investments in unsuccessful new products and services; (xiii) the ability to attract new users and retain existing users in order to continue to expand; (xiv) Seamless’ ability to integrate its services with a variety of operating systems, networks and devices; (xv) the risk that Seamless will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvi) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; (xvii) the risk of product liability or regulatory lawsuits or proceedings relating to Seamless’ business; (xviii) the risk of cyber security or foreign exchange losses; (xix) the risk that Seamless is unable to secure or protect its intellectual property; (xx) the effects of COVID-19 or other public health crises on Seamless’ business and results of operations and the global economy generally; and (xxi) costs related to the transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of INFINT’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and proxy statement/prospectus discussed above and other documents filed by INFINT from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Seamless and INFINT assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Seamless nor INFINT gives any assurance that either Seamless or INFINT will achieve its expectations.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of INFINT or Seamless, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or exemptions therefrom.

Non-GAAP Financial Measures

This press release uses EBITDA, which is a Non-GAAP financial measure, to present the financial performance of Seamless. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Seamless’ operating results or cash flow from operations or any other measure of performance as determined in accordance with GAAP. We believe the Non-GAAP financial measures are useful to investors because such results provide insights into underlining trends in Seamless’ business. The presentation of these measures may not be comparable to similarly titled measures of other companies’ reports. You should review Seamless’ audited financial statements, which will be included in the registration statement to be filed in connection with the proposed transactions.

Contacts

Investor Contacts

Shannon Devine/ Mark Schwalenberg

MZ Group North America

203-741-8811

shannon.devine@mzgroup.us

PR Contact

Kati Waldenburg

MZ Group North America

973-924-9797

kati.waldenburg@mzgroup.us

Source: INFINT Acquisition Corporation, Seamless Group Inc.